EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE

PROSPECTUS DATED MAY 1, 2005

This Supplement updates certain information contained in the Prospectus dated May 1, 2005 of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the Adviser to certain Portfolios of the Trust.

Information Regarding

EQ/Intermediate Term Bond Portfolio

EQ/Long Term Bond Portfolio

EQ/Short Duration Bond Portfolio

EQ/Government Securities Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

The information provided below updates information regarding each Portfolio and should replace, in its entirely, information located in the section entitled “Who Manages the Portfolio” with respect to each Portfolio.

In September 2005, AXA Financial, Inc. (“AXA Financial”) entered into a definitive agreement to sell The Advest Group, Inc. (“Advest”), a subsidiary of AXA Financial and the parent company of Boston Advisors, Inc. (“Boston Advisors”) to Merrill Lynch Pierce Fenner & Smith (“Merrill”). This transaction was effected on December 2, 2005. Prior to the acquisition of Advest by Merrill, Boston Advisors served as the adviser to the Portfolios.

Effective December 2, 2005, Mercury Advisors (“Mercury”), a division of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08543, became the adviser to the Portfolios. Mercury, together with its investment advisory affiliates, is the world’s third-largest firm, with total assets under management of $519 billion, including $205.8 billion in US fixed income assets, as of September 30, 2005. Mercury and its advisory affiliates serve as advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The management of and investment decisions for the Portfolios are made by Todd Finkelstein, CFA. Mr. Finkelstein joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors. Prior to that time, Mr. Finkelstein was with BankBoston’s Global Asset Management Group.